UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 11, 2009

SINO CHARTER INC.

(Exact name of registrant as specified in Charter)

Nevada	000-53155	20-8658254
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

No 1749-1751 Xiangjiang Road
Shishi City, Fujian Province
People’s Republic of China

(Address of Principal Executive Offices)

(86595) 88554555

(Issuer Telephone Number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Registrant’s pro forma financial statements and the related notes filed with this Form 8-K.

In this Form 8-K, references to “we,” “our,” “us,” “Sino Charter” the “Company” or the “Registrant” refer to Sino Charter Inc., a Nevada corporation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 11, 2009, the Board of Directors of Sino Charter Inc. (the “Company”) appointed Mr. Congming Xie as a director of the Company, to serve until terminated, or he resigns and when his successor is duly elected and qualified.

Mr. Xie graduated with a bachelor’s degree in Economic Science from Huaqiao University in 2002.   From July 2002 through December 2004, Mr. Xie acted as the General Manager of Meilun Textile Trade Co., Ltd. in Xiamen City, Fujian Province.  Mr. Xie has been working as the Assistant General Manager of Jinjiang Yinglin Jinduren Fashion Limited (“Yinglin Jinduren”) since January 2005. Yinglin Jinduren is the apparel company in People’s Republic of China (“PRC” or “China”) that we now control through a share exchange transaction that closed on February 13, 2009. Yinglin Jinduren designs, manufactures and distributes casual apparels in China under the brand name V·LOV.

There are no family relationships between Mr. Xie and any of our other directors and executive officers. There are also no related party transactions to report involving Mr. Xie.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO CHARTER INC.

By:	/s/ Qingqing Wu
Qingqing Wu, Chief Executive Officer

Dated: March 11, 2009